UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 17, 2021

Apollo Global Management, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35107	20-8880053
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street, 43rd Floor

New York, New York 10019

(Address of principal executive offices) (Zip Code)

(212) 515-3200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	APO	New York Stock Exchange
6.375% Series A Preferred Stock	APO.PR A	New York Stock Exchange
6.375% Series B Preferred Stock	APO.PR B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Jay Clayton to the Board as Lead Independent Director

On February 17, 2021, Leon Black, Marc Rowan and Joshua Harris, on behalf of the Class C Stockholder of Apollo Global Management, Inc. (the “Company”, and together with its consolidated subsidiaries, “Apollo”), voted to increase the size of the Company’s Board of Directors (the “Board”) to twelve (12) directors, and appointed Walter Joseph (Jay) Clayton III to fill the resulting vacancy and serve as Lead Independent Director of the Board, effective March 1, 2021.

Mr. Clayton served as Chair of the U.S. Securities and Exchange Commission (the “SEC”) from May 2017 through December 2020. In addition to chairing the SEC, he was a member of the President’s Working Group on Financial Markets, the Financial Stability Oversight Council, and the Financial Stability Board. Mr. Clayton also participated on the Board of the International Organization of Securities Commissions. Prior to joining the SEC, Mr. Clayton was a partner at Sullivan & Cromwell LLP, where he was a member of the firm’s Management Committee and co-head of the firm’s corporate practice. From 2009 to 2017, Mr. Clayton was a Lecturer in Law and Adjunct Professor at the University of Pennsylvania Law School. Prior to joining Sullivan & Cromwell, Mr. Clayton served as a law clerk for the Honorable Marvin Katz of the U.S. District Court for the Eastern District of Pennsylvania. A member of the New York and Washington, D.C. bars, Mr. Clayton earned a B.S. in Engineering from the University of Pennsylvania (summa cum laude), a B.A. and M.A. in Economics from the University of Cambridge (Thouron Scholar), and a J.D. from the University of Pennsylvania Law School (cum laude, Order of the Coif).

There are no arrangements or understandings between Mr. Clayton and any other person pursuant to which he was named a director of the Company, and there are no actual or proposed transactions between Mr. Clayton or any of his related persons and the Company that would require disclosure under Item 404(a) of Regulation S-K.

The executive committee of the Board has affirmatively determined that Mr. Clayton qualifies as an independent director in accordance with the applicable rules of the SEC and the New York Stock Exchange. The executive committee of the Board has not yet determined on which board committees, if any, Mr. Clayton will serve as a member and/or the chairperson, however, as the Lead Independent Director, Mr. Clayton will serve ex officio on any committee of the Board for which he is not a member.

It is anticipated that Mr. Clayton will enter into a standard indemnification agreement with the Company, as more fully described under the caption “Indemnification of Directors, Officers and Others” on pages 237-238 of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2019, filed with the SEC on February 21, 2020. Furthermore, Mr. Clayton has entered into an Engagement Letter with the Company, effective upon his appointment to the Board, pursuant to which Mr. Clayton will receive (i) a base annual director fee of $150,000, (ii) an additional annual director fee of $100,000 for serving as the Board’s Lead Independent Director, (iii) an annual director fee of $25,000 for each committee of the Board (including any committees of the Board that may be formed in the future) for which he may be appointed as a member, and (iv) an additional annual director fee of $25,000 (incremental to the fee described in (iii) above) for each committee of the Board (including any committees of the Board that may be formed in the future) on which he serves as the Chairperson. In addition, Mr. Clayton will be reimbursed for reasonable documented travel expenses incurred in connection with his service on the Board and certain legal expenses if necessary in furtherance of his duties as a director. The Company has also agreed to provide Mr. Clayton with administrative assistance and office space as reasonably necessary to perform his duties as Lead Independent Director.

In addition to the cash compensation described above, Mr. Clayton will receive a grant of restricted share units (“RSUs”) of the Company with a value of $750,000 that vests in three equal annual installments. Once Mr. Clayton is fully vested in his initial RSU award, he will receive an annual RSU award with a value of $250,000 that vests on June 30 of the year following the year that the grant is made.

Item 7.01 Regulation FD Disclosure.

On February 18, 2021, the Company issued a press release announcing the appointment of Mr. Clayton to the Company’s Board as Lead Independent Director effective March 1, 2021. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Item 7.01 “Regulation FD Disclosure” and Exhibit 99.1 is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this Current Report on Form 8-K, the words “believe,” “anticipate,” “estimate,” “expect,” “intend” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. These statements are subject to certain risks, uncertainties and assumptions, including those described under the section entitled “Risk Factors” in Apollo’s annual report on Form 10-K filed with the SEC on February 21, 2020 and quarterly report on Form 10-Q filed with the SEC on May 11, 2020, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this Current Report on Form 8-K and in other filings. Apollo undertakes no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise, except as required by applicable law. This Current Report on Form 8-K does not constitute an offer of any Apollo fund.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated February 18, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO GLOBAL MANAGEMENT, INC.

Date: February 18, 2021	By:	/s/ John J. Suydam
Name: John J. Suydam
Title: Chief Legal Officer